                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549





                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: January 9, 2003
                                 ---------------


                     CAPITAL ONE MULTI-ASSET EXECUTION TRUST

                             CAPITAL ONE FUNDING LLC

             (Exact name of registrant as specified in its charter)

         Virginia                              333-75276                54-2058720
-----------------------------             ------------------         ----------------
(State or other jurisdiction of           (Registration               (IRS Employer
       incorporation)                      Statement Number)         Identification No.)


140 East Shore Drive, Room 1048, Glen Allen, VA                            23059
-----------------------------------------------                        -------------
  (Address of principal executive offices)                               (Zip Code)

              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):

                                 Not Applicable

ITEM 5.          OTHER EVENTS

                 The December 2002 monthly Certificateholder's Statements to investors were distributed on January 9, 2003.

ITEM 7 (c).      EXHIBITS

                 The following are filed as exhibits to this Report under
                 Exhibit 20:

                 1. December 2002 Performance Summary and Collateral Certificate
                    Statement.

                 2. Card Series Noteholder's Statement for the month of December
                    2002.


                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                             CAPITAL ONE MULTI-ASSET EXECUTION TRUST

                             By: CAPITAL ONE BANK
                                 Servicer

                             By: /s/ Tom Feil
                                 ------------
                                 Tom Feil
                                 Director of Capital Markets



January 9, 2003


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